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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 3, 2000

                        FBR ASSET INVESTMENT CORPORATION
             (Exact name of registrant as specified in its charter)



         VIRGINIA                      1-15049                 54-1873198
 -----------------------------       ------------              ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
     incorporation)                                        Identification No.)





     Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 469-1000

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ITEM 5.   OTHER EVENTS.

          On November 3, 2000, William R. Swanson, President and Chief Operating Officer of FBR Asset Investment Corporation, passed away. Eric F. Billings will continue to serve as Chairman and Chief Executive Officer. Mr. Billings and the board of directors have not made any determination at this time as to a likely successor to Mr. Swanson or other management changes.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

                        None

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FBR ASSET INVESTMENT CORPORATION



Date: November 8, 2000                          By:  /s/ Kurt R. Harrington
                                                     ----------------------
                                                         Kurt R. Harrington
                                                         Chief Financial
                                                         Officer and Treasurer

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